SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                    June 25, 1999

ADVANTA Mortgage Loan Trust 1999-2

New York                           333-77927                    Pending

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the May, 1999 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Certificates, Series 1999-2
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the May, 1999 Monthly
                                period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1999-2, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1999-2.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the May, 1999 Monthly
                 Period relating to the Mortgage Loan Asset-Backed Certificates, Series 1999-2, Class A issued by the ADVANTA Mortgage Loan Trust 1999-2.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1999-2

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ William P. Garland
                 William P. Garland
                 Senior Vice President
                 Loan Service Administration



    June 30, 1999

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1999-2

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest        Principal      Total
A-1                  114,000,000    114,000,000.           351,2      2,341,541        2,692,835.92
A-2                    90,000,00      90,000,000           474,0                          474,000.00
A-3                    40,000,00      40,000,000           214,6                          214,666.67
A-4                    95,000,00      95,000,000           545,4                          545,458.33
A-5                    31,700,00      31,700,000           188,8                          188,879.17
A-6                    41,000,00      41,000,000           233,0                          233,016.67
A-7                  105,800,000    105,800,000.           333,7         926,23        1,260,017.04
B                                                                                                      -
BS                                                                                                     -
R                                                          192,5                          192,583.70

Totals               517,500,000    517,500,000.        2,533,68      3,267,774        5,801,457.50

                                                Current         Pass-Through
                 Realized       Deferred        Principal       Rates
Class            Losses         Interest        Balance         Current        Next
A-1                                                 111,658,458.      5.042500%       5.192500%
A-2                                                   90,000,000      6.320000%       5.980000%
A-3                                                   40,000,000      6.440000%       6.100000%
A-4                                                   95,000,000      6.890000%       6.300000%
A-5                                                   31,700,000      7.150000%       7.150000%
A-6                                                   41,000,000      6.820000%       6.820000%
A-7                                                 104,873,767.      5.162500%       5.312500%
B                                                                     0.000000%       0.000000%
BS                                                                    0.000000%       0.000000%
R                                                                     0.000000%       0.000000%

Totals                                              514,232,225.52

                                Prior                                                          Current
                                Principal                                                      Principal
Class            CUSIP          Balance         Interest        Principal      Total           Balance
A-1                 00755WGN0       1,000.000000        3.081528      20.539840       23.621368     979.460160
A-2                 00755WGP5       1,000.000000        5.266667       0.000000        5.266667   1,000.000000
A-3                 00755WGQ3       1,000.000000        5.366667       0.000000        5.366667   1,000.000000
A-4                 00755WGR1       1,000.000000        5.741667       0.000000        5.741667   1,000.000000
A-5                 00755WGS9       1,000.000000        5.958333       0.000000        5.958333   1,000.000000
A-6                 00755WGT7       1,000.000000        5.683333       0.000000        5.683333   1,000.000000
A-7                 00755WGU4       1,000.000000        3.154861       8.754563       11.909424     991.245437
B                                       0.000000        0.000000       0.000000        0.000000       0.000000
BS                                      0.000000        0.000000       0.000000        0.000000       0.000000
R                                       0.000000        0.372142       0.000000        0.372142       0.000000

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      Bankruptcy      REO
Group I          Principal Balan        3,417,63           675,9         219,41            73,3
                 % of Pool Balan        0.92131%        0.18223%       0.05915%        0.01977%       0.00000%
                 Number of Loans              54              11              5               2              0
                 % of Loans             1.03906%        0.21166%       0.09621%        0.03848%       0.00000%
Group 2          Principal Balan        1,206,94                                           32,9
                 % of Pool Balan        1.14582%        0.00000%       0.00000%        0.03132%       0.00000%
                 Number of Loans              16               0              0               1              0
                 % of Loans             1.37104%        0.00000%       0.00000%        0.08569%       0.00000%


                                Loans
                                in
                                Foreclosure
Group I          Principal Balan                        -
                 % of Pool Balan        0.00000%
                 Number of Loans               0
                 % of Loans             0.00000%
Group 2          Principal Balan            94,297.47
                 % of Pool Balan        0.08952%
                 Number of Loans               2
                 % of Loans             0.17138%


General Mortgage Loan Information:
                                                                    Group 1        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          372,463,932.    105,822,287.   478,286,220.
Subsequent Mortgage Loans Added This Period                               0.00            0.00           0.00
Principal Reduction                                                   1,574,711           488,0      2,062,767
Ending Aggregate Mortgage Loan Balance                             370,952,906.    105,334,230.   476,287,137.

Beginning Aggregate Mortgage Loan Count                                    5216            1172           6388
Ending Aggregate Mortgage Loan Count                                       5197            1167           6364

Current Weighted Average Coupon Rate                                  9.655530%       9.671422%      9.659046%
Next Weighted Average Coupon Rate                                     9.654410%       9.668610%      9.657551%

Mortgage Loan Principal Reduction Information:
                                                                    Group 1        Group II         Total
Scheduled Principal                                                      407,15            57,4         464,62
Curtailments                                                               (1,3                           (1,4
Prepayments                                                           1,105,175           430,6      1,535,863
Repurchases/Substitutions                                                 0.00            0.00
Liquidation Proceeds                                                      0.00            0.00           0.00
Other Principal                                                           0.00            0.00           0.00
Amounts Remaining in Pre-Funding Account at end of pre-funding p     63,685.26            0.00      63,685.26

Less: Realized Losses                                                     0.00            0.00           0.00

Total Principal Reduction                                          1,574,711.75      488,056.18      2,062,767

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             232,78            66,1         298,92
Less: Amounts to Cover Interest Shortfalls                                                0.00
Less: Delinquent Service Fees                                              21,8              6,           28,0
Collected Servicing Fees for Current Period:                             210,88            60,0         270,90

Advanced Principal                                               N/A            N/A                      0.00
Advanced Interest                                                        283,97            78,1         362,16

                                Other                            Interest
                 Prepayment     Unscheduled                     Carry
                 Principal      Principal                       Forward
Class            Distributed    Distributed                     Amount
A-1                      1,105,1             (1,303.13)                               -
A-2                                                     -                             -
A-3                                                     -                             -
A-4                                                     -                             -
A-5                                                     -                             -
A-6                                                     -                             -
A-7                        430,6                (107.42)                              -

Total                    1,535,8             (1,410.55)                               -

                                                                     Over-
                      Has a                      Specified Over-  Collateral.        Over
                  Trigger Event                   Collateral.      Increase      Collateral.
                    Occurred                         Amount         Amount          Amount
Group I                NO                               6,175,50         766,83           766,830.00
Group II               NO                               5,555,67         438,17           460,463.59

Total                                                 11,731,170      1,205,006        1,227,293.59
Overcollateralization Amounts do not include Pre-Funding Amounts

MISCELLANEOUS INFORMATION:
                                                                    Group I        Group II         Total
Insured Payment                                                           0.00            0.00           0.00
Realized Losses                                                           0.00            0.00           0.00
60+ Day Delinquent Loans (Excluding F/C, REO & Bankruptcy)          895,397.09            0.00     895,397.09
Book Value of REO Loans                                                   0.00            0.00           0.00

Pool Cumulative Realized Losses - Avg of 12 Preceeding Remittance Period                                 0.00%
Pool Cumulative Realized Losses - % of Mortgage Loans as of Cut-Off Date                                 0.00%
Class A-7 Supplemental Interest Amount                                                                   0.00

TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                          3,459,658.61

                 Principal Collected:                                 1,999,082.67

                 Insurance Proceeds Received:                                         -

                 Net Liquidation Proceeds:                                            -

                 Delinquency Advances on Mortgage Interest:              362,164.71

                 Delinquency Advances on Mortgage Principal      N/A

                 Substitution Amounts:                                                -

                 Trust Termination Proceeds:                                          -

                 Investment Earnings on Certificate Account:                          -

                 Capitalized Interest Requirement                                     -

                 Capitalized Interest Fund Earnings                                   -

                 Capitalized Interest Account                            192,583.70

                 Investment Earnings on Pre-funding Account                60,539.61

                 Pre-Funding Account                                       63,685.26

                 Sum of the Above Amounts:                                             6,137,714.56

LESS:

                 Servicing Fees (including PPIS):                        270,928.26

                 Dealer Reserve:                                                      -

                 Trustee Fees:                                              3,587.15

                 Insurance Premiums:                                       61,741.66

                 Reimbursement of Delinquency Advances:                               -

                 Reimbursements of Servicing Advances:                                -

                 Total Reductions to Available Funds Amount:                              336,257.07

                 Total Available Funds:                                                              5,801,457